Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”), through acquisition on December 18, 2015 of JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMCD referred to collectively as “AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by Loan Funding Structure III LLC (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The Review was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”: 4,228 mortgage loans
▪	“Data Integrity Review”: 3,927 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

This comparison included the following data fields:

# of Units	Interest Rate Initial Minimum	Original Loan Amount
Amortization Term	Interest Rate Life Cap	Original LTV
Amortization Type	Interest Rate Life Floor	Original P&I
Appraisal Date	Interest Rate Life Max	Original Term
Appraised Value	Interest Rate Life Min	Originator Application Date
Balloon Flag	Interest Rate Periodic Cap	Other Financing - Lien Position 2 - Current Balance
Borrower First Name	Interest Rate Periodic Floor	Other Financing - Lien Position 2 - Original Loan Amount
Borrower Full Name	Investor: Qualifying Total Debt Ratio	Other Financing Junior Total Original Loan Amount
Borrower Last Name	Lien Position	Payment Change Frequency
Borrower Middle Name	LTV Valuation Value	Payment Frequency
Borrower SSN	Margin	PMI Company
City	Maturity Date	PMI Coverage %
Coborrower First Name	MERS Min Number	PMI Lender Paid MI %
Coborrower Full Name	Mod Amortization Type	Prepayment Penalty
Coborrower Last Name	Mod Balloon?	Prepayment Penalty Period (months)
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Coborrower Middle Name	Mod Date	Property Type
Coborrower SSN	Mod Deferred Balance	Purpose
Contract Sales Price	Mod First Payment Date	Rate Change Date (Period 1)
Credit Report Date	Mod Interest Only Period Expiration Date	Rate Change Date (Period 2)
Doc Type	Mod Maturity Date	Rate Change Date (Period 3)
First Interest Rate Change Date	Mod Neg Am	Rate Change Date (Period 4)
First Payment Change Date	Mod Original Interest Rate	Refi Purpose
First Payment Date	Mod P&I	Representative FICO
Has Modification?	Mod UPB	Rounding Factor
Index Type	Mortgage Type	State
Interest Collection Type	Neg Am	Step Rate (Period 1)
Interest Only	Next Interest Rate Change Date	Step Rate (Period 2)
Interest Only Period	Next Payment Change Date	Step Rate (Period 3)
Interest Only Period Expiration Date	Note Date	Step Rate (Period 4)
Interest Rate Change Frequency	Occupancy	Street
Interest Rate Initial Cap	Original CLTV	Total Debt Ratio
Interest Rate Initial Floor	Original Interest Rate	Zip
Interest Rate Initial Maximum	Original Interest Rate Period

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

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AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (4,050 Mortgage Loan)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
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ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (178 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
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i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the mortgage loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z).

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This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the

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appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015 (0 Mortgage Loans)

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (XII) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
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vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

There were 4,228 mortgage loans in the final population reviewed by SitusAMC. After all documents were presented, 2,942 (69.58%) of the mortgage loans had exceptions; however, only 589 (13.93%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above for DBRS. After all documents were presented, 2,942 (69.58%) of the mortgage loans had exceptions; however, only 591 (13.98%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above for Fitch. Of the 4,228 mortgage loans reviewed, 4,001 were reviewed by AMCD and 227 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (4,228 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

SitusAMC Consolidated (4,228 Mortgage Loans)

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Overall Rating (DBRS)	Loan Count	% of Loans
A	1,020	24.12%
B	2,579	61.00%
C	158	3.74%
D	471	11.14%
Total	4,228	100.00%

Overall Rating (Fitch)	Loan Count	% of Loans
A	1,020	24.12%
B	2,577	60.95%
C	160	3.78%
D	471	11.14%
Total	4,228	100.00%

SitusAMC (Clarity) (3,927 Mortgage Loans)

Overall Rating (DBRS)	Loan Count	% of Loans
A	985	25.08%
B	2,353	59.92%
C	146	3.72%
D	443	11.28%
Total	3,927	100.00%

Overall Rating (Fitch)	Loan Count	% of Loans
A	985	25.08%
B	2,351	59.87%
C	148	3.77%
D	443	11.28%
Total	3,927	100.00%

SitusAMC (Tigre) (74 Mortgage Loans)

Overall Rating	Loan Count	% of Loans
A	24	32.43%
B	30	40.54%
C	2	2.70%
D	18	24.32%
Total	74	100.00%

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JCIII & Associates, LLC (227 Mortgage Loans)

Overall Rating	Loan Count	% of Loans
A	11	4.85%
B	196	86.34%
C	10	4.41%
D	10	4.41%
Total	227	100.00%

EXCEPTION SUMMARY (4,228 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMC Diligence, LLC (Clarity) FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,749 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD utilizing their Clarity due diligence platform.

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Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total

Compliance	D	Missing, Incorrect, or Incomplete HUD-1	438
		Incomplete File	10
		Missing, Incorrect, or Incomplete Note	9
		Total Compliance Grade (D) Exceptions:	457
	C	Missing Required Data (other than HUD-1 or Note)	49
		Missing, Incorrect, or Incomplete HUD-1	6
		Loan Package Documentation	4
		State Defect	2
		Total Compliance Grade (C) Exceptions:	61
	B	RESPA	1,734
		Missing Application Date	1,460
		TILA	870
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	717
		Missing, Incorrect, or Incomplete GFE	531
		LTV Test	389
		Missing Non-Required Data	344
		Misc. State Level	338
		FACTA	329
		State Defect	173
		Missing, Incorrect, or Incomplete Final TIL	150
		Safe Act	116
		TIL-MDIA	106
		Loan Package Documentation	101
		Federal HPML	81
		Missing, Incorrect, or Incomplete Initial TIL	72
		Missing Required Data	59
		Missing Required Data (other than HUD-1 or Note)	48
		State HPML	44
		State Late Charge	36
		Missing, Incorrect, or Incomplete HUD-1	17
		Missing, Incorrect, or Incomplete Final or Initial 1003	9
		Final TIL Estimated	8
		FHA	5
		HUD	1
		Cross Collateralized	1
		Missing, Incorrect, or Incomplete Note	1
		Legal / Regulatory / Compliance	1
		Compliance	1
		Total Compliance Grade (B) Exceptions:	7,742
Total Compliance Exceptions:			8,260

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AMC Diligence, LLC (Clarity) FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (178 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD utilizing their Clarity due diligence platform.

Exception Type	DBRS Final Exception Rating	Exception Category	Total

Compliance	C	ATR/QM Defect	14
		Total Compliance Grade (C) Exceptions:	14
	B	TRID Defect	117
		RESPA	89
		ECOA	43
		ATR/QM Defect	26
		TILA	24
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	14
		TIL-MDIA	13
		Misc. State Level	10
		TRID	9
		Missing Non-Required Data	8
		Missing Application Date	7
		Missing, Incorrect, or Incomplete Final or Initial 1003	4
		FACTA	2
		Missing Required Data (other than HUD-1 or Note)	2
		State Defect	1
		Final TIL Estimated	1
		Missing Disclosure	1
		Missing, Incorrect, or Incomplete GFE	1
		Total Compliance Grade (B) Exceptions:	372
Total Compliance Exceptions:			386
Credit	D	Loan Package Documentation	2
		Missing Document	2
		Property - Appraisal	1
		Total Credit Grade (D) Exceptions:	5
	C	Missing Document	103
		Loan Package Documentation	79
		Income / Employment	46
		Asset	29
		Credit	20
		Guideline	17
		Insurance	10
		Borrower and Mortgage Eligibility	8
		Hazard Insurance	5
		Title	3
		Legal / Regulatory / Compliance	2
		Total Credit Grade (C) Exceptions:	322
	B	Guideline	5
		Title	4
		Insurance	3
		Loan Package Documentation	2
		Credit	2
		Total Credit Grade (B) Exceptions:	16
Total Credit Exceptions:			343
Property	C	Property - Appraisal	3
		Total Property Grade (C) Exceptions:	3
Total Property Exceptions:			3
Grand Total:			732

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Exception Type	Fitch Final Exception Rating	Exception Category	Total

Compliance	C	ATR/QM Defect	37
		Total Compliance Grade (C) Exceptions:	37
	B	TRID Defect	117
		RESPA	89
		ECOA	43
		TILA	24
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	14
		TIL-MDIA	13
		Misc. State Level	10
		TRID	9
		Missing Non-Required Data	8
		Missing Application Date	7
		Missing, Incorrect, or Incomplete Final or Initial 1003	4
		ATR/QM Defect	3
		FACTA	2
		Missing Required Data (other than HUD-1 or Note)	2
		State Defect	1
		Final TIL Estimated	1
		Missing Disclosure	1
		Missing, Incorrect, or Incomplete GFE	1
		Total Compliance Grade (B) Exceptions:	349
Total Compliance Exceptions:			386
Credit	D	Loan Package Documentation	2
		Missing Document	2
		Property - Appraisal	1
		Total Credit Grade (D) Exceptions:	5
	C	Missing Document	103
		Loan Package Documentation	79
		Income / Employment	46
		Asset	29
		Credit	20
		Guideline	17
		Insurance	10
		Borrower and Mortgage Eligibility	8
		Hazard Insurance	5
		Title	3
		Legal / Regulatory / Compliance	2
		Total Credit Grade (C) Exceptions:	322
	B	Guideline	5
		Title	4
		Insurance	3
		Loan Package Documentation	2
		Credit	2
		Total Credit Grade (B) Exceptions:	16
Total Credit Exceptions:			343

Property	C	Property - Appraisal	3
		Total Property Grade (C) Exceptions:	3
Total Property Exceptions:			3
Grand Total:			732

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AMC Diligence, LLC (Tigre) FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (74 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD utilizing their Tigre due diligence platform.

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	13
		Incomplete File	4
		HUD	1
		Loan Package Documentation	1
		Total Compliance Grade (D) Exceptions:	19
	C	Loan Package Documentation	2
		Total Compliance Grade (C) Exceptions:	2
	B	FACTA	23
		TILA	23
		Missing, Incorrect, or Incomplete Final TIL	12
		HUD	2
		TIL-MDIA	1
		Total Compliance Grade (B) Exceptions:	61
Total Compliance Exceptions:			82

JCIII & Associates, LLC FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (227 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

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Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total

Compliance	D	Missing, Incorrect, or Incomplete HUD-1	10
		Total Compliance Grade (D) Exceptions:	10
	C	State Defect	2
		State Late Charge	12
		Total Compliance Grade (C) Exceptions:	14
	B	Misc. State Level	528
		Missing, Incorrect, or Incomplete Initial TIL	158
		Missing Disclosure	60
		FACTA	58
		Missing, Incorrect, or Incomplete GFE	50
		TILA	40
		RESPA	31
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	10
		Missing, Incorrect, or Incomplete Final TIL	9
		TIL-MDIA	1
		Total Compliance Grade (B) Exceptions:	945
Total Compliance Exceptions:			969

DATA INTEGRITY REVIEW RESULTS SUMMARY (3,927 Mortgage Loans)

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population.

SitusAMC (Clarity) (3,927 Mortgage Loans)

In total, data variances were found on 12,349 (13.90%) data points reviewed across 98 unique data field in the sample. Please note that not all data fields would have been available for all loans.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Borrowers	0	2	0.00%	3,927
# of Units	147	2,693	5.46%	3,927
Amortization Term	530	1,933	27.42%	3,927
Amortization Type	80	2,090	3.83%	3,927
Appraisal Date	6	7	85.71%	3,927
Appraised Value	702	1,634	42.96%	3,927
Balloon Flag	129	2,290	5.63%	3,927
Borrower First Name	120	2,037	5.89%	3,927
Borrower Full Name	177	1,204	14.70%	3,927
Borrower Last Name	103	2,134	4.83%	3,927
Borrower Middle Name	13	28	46.43%	3,927
Borrower SSN	98	1,503	6.52%	3,927
BPO As Is Price	0	1	0.00%	3,927
BPO Date	0	1	0.00%	3,927
City	96	3,926	2.45%	3,927
Coborrower First Name	10	185	5.41%	3,927
Coborrower Full Name	150	589	25.47%	3,927
Coborrower Last Name	7	185	3.78%	3,927
Coborrower Middle Name	5	7	71.43%	3,927
Coborrower SSN	140	793	17.65%	3,927
Contract Sales Price	60	158	37.97%	3,927
Credit Report Date	22	22	100.00%	3,927
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Doc Type	46	62	74.19%	3,927
First Interest Rate Change Date	137	147	93.20%	3,927
First Payment Change Date	114	125	91.20%	3,927
First Payment Date	178	3,802	4.68%	3,927
Has Modification?	15	227	6.61%	3,927
Index Type	114	165	69.09%	3,927
Interest Collection Type	150	2,337	6.42%	3,927
Interest Only	25	1,171	2.13%	3,927
Interest Only Period	5	5	100.00%	3,927
Interest Only Period Expiration Date	8	10	80.00%	3,927
Interest Rate Change Frequency	121	164	73.78%	3,927
Interest Rate Initial Cap	18	25	72.00%	3,927
Interest Rate Initial Floor	6	6	100.00%	3,927
Interest Rate Initial Maximum	13	18	72.22%	3,927
Interest Rate Initial Minimum	4	4	100.00%	3,927
Interest Rate Life Cap	2	2	100.00%	3,927
Interest Rate Life Floor	5	6	83.33%	3,927
Interest Rate Life Max	111	172	64.53%	3,927
Interest Rate Life Min	121	167	72.46%	3,927
Interest Rate Periodic Cap	122	155	78.71%	3,927
Interest Rate Periodic Floor	66	90	73.33%	3,927
Investor: Qualifying Total Debt Ratio	213	609	34.98%	3,927
Lien Position	4	2,845	0.14%	3,927
LTV Valuation Value	481	2,157	22.30%	3,927
Margin	164	271	60.52%	3,927
Maturity Date	771	2,208	34.92%	3,927
MERS Min Number	37	38	97.37%	3,927
Mod Amortization Type	17	27	62.96%	3,927
Mod Balloon?	2	26	7.69%	3,927
Mod Date	28	41	68.29%	3,927
Mod Deferred Balance	6	44	13.64%	3,927
Mod First Payment Date	1	3	33.33%	3,927
Mod Interest Only Period Expiration Date	2	3	66.67%	3,927
Mod Maturity Date	6	27	22.22%	3,927
Mod Neg Am	3	26	11.54%	3,927
Mod Original Interest Rate	8	26	30.77%	3,927
Mod Original Term	0	1	0.00%	3,927
Mod P&I	9	27	33.33%	3,927
Mod UPB	1	1	100.00%	3,927
Mortgage Type	3	6	50.00%	3,927
Neg Am	11	444	2.48%	3,927
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Next Interest Rate Change Date	124	138	89.86%	3,927
Next Payment Change Date	95	109	87.16%	3,927
Note Date	178	3,925	4.54%	3,927
Occupancy	55	2,502	2.20%	3,927
Original CLTV	591	2,935	20.14%	3,927
Original Interest Rate	769	3,755	20.48%	3,927
Original Interest Rate Period	2	6	33.33%	3,927
Original Loan Amount	37	3,887	0.95%	3,927
Original LTV	538	2,981	18.05%	3,927
Original P&I	453	2,729	16.60%	3,927
Original Term	561	1,460	38.42%	3,927
Originator Application Date	1	1	100.00%	3,927
Other Financing - Lien Position 2 - Current Balance	11	15	73.33%	3,927
Other Financing - Lien Position 2 - Original Loan Amount	1	1	100.00%	3,927
Other Financing Junior Total Original Loan Amount	1	1	100.00%	3,927
Payment Change Frequency	40	43	93.02%	3,927
Payment Frequency	1	3	33.33%	3,927
PMI Company	30	48	62.50%	3,927
PMI Coverage %	138	171	80.70%	3,927
PMI Lender Paid MI %	22	22	100.00%	3,927
Prepayment Penalty	5	34	14.71%	3,927
Prepayment Penalty Period (months)	151	232	65.09%	3,927
Property Type	509	3,122	16.30%	3,927
Purpose	87	3,264	2.67%	3,927
Rate Change Date (Period 1)	1	1	100.00%	3,927
Rate Change Date (Period 2)	2	14	14.29%	3,927
Rate Change Date (Period 3)	2	12	16.67%	3,927
Rate Change Date (Period 4)	1	5	20.00%	3,927
Refi Purpose	208	1,670	12.46%	3,927
Representative FICO	1,433	2,902	49.38%	3,927
Rounding Factor	8	13	61.54%	3,927
State	14	3,926	0.36%	3,927
Step Rate (Period 1)	1	1	100.00%	3,927
Step Rate (Period 2)	1	14	7.14%	3,927
Step Rate (Period 3)	1	12	8.33%	3,927
Step Rate (Period 4)	1	5	20.00%	3,927
Street	206	3,867	5.33%	3,927
Total Debt Ratio	154	216	71.30%	3,927
Zip	173	3,717	4.65%	3,927
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Total	12,349	88,871	13.90%	3,927

ADDITIONAL SUMMARY (SitusAMC (Clarity) (3,927 Mortgage Loans))

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	3,681	93.74%	$366,672,174.75	89.57%
Adjustable	241	6.14%	$42,187,236.26	10.31%
Unknown	5	0.13%	$511,675.81	0.12%
Total	3,927	100.00%	$409,371,086.82	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	3,922	99.87%	$409,171,289.92	99.95%
2	2	0.05%	$69,454.23	0.02%
Unknown	3	0.08%	$130,342.67	0.03%
Total	3,927	100.00%	$409,371,086.82	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1,681	42.81%	$143,863,106.04	35.14%
Cash Out: Home Improvement/Renovation	19	0.48%	$2,400,659.92	0.59%
Cash Out: Other/Multi-purpose/Unknown Purpose	1,182	30.10%	$103,878,657.09	25.38%
Limited Cash-Out	10	0.25%	$1,613,943.97	0.39%
First Time Home Purchase	217	5.53%	$33,713,753.85	8.24%
Other-than-first-time Home Purchase	233	5.93%	$46,014,627.24	11.24%
Rate/Term Refinance - Lender Initiated	4	0.10%	$228,303.76	0.06%
Rate/Term Refinance - Borrower Initiated	483	12.30%	$66,463,155.92	16.24%
Construction to Permanent	4	0.10%	$451,475.61	0.11%
Unavailable	94	2.39%	$10,743,403.42	2.62%
Total	3,927	100.00%	$409,371,086.82	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	25	0.64%	$1,526,775.73	0.37%
121-180 Months	189	4.81%	$14,218,488.46	3.47%
181-240 Months	1,372	34.94%	$81,434,295.71	19.89%
241-360 Months	2,308	58.77%	$304,651,790.19	74.42%
361+ Months	27	0.69%	$6,997,860.92	1.71%
Unknown	6	0.15%	$541,875.81	0.13%
Total	3,927	100.00%	$409,371,086.82	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	2,600	66.21%	$266,137,571.38	65.01%
Co-op	1	0.03%	$69,900.00	0.02%
Condo, Low Rise	56	1.43%	$9,513,181.59	2.32%
Condo, High Rise	9	0.23%	$2,282,350.00	0.56%
PUD	136	3.46%	$33,878,065.53	8.28%
Townhouse	6	0.15%	$681,006.32	0.17%
Single-wide Manufactured Housing	522	13.29%	$32,166,215.56	7.86%
1 Family Attached	52	1.32%	$4,431,577.52	1.08%
2 Family	57	1.45%	$12,227,660.74	2.99%
3 Family	8	0.20%	$1,843,393.59	0.45%
4 Family	3	0.08%	$565,600.00	0.14%
Land	11	0.28%	$823,941.82	0.20%
Other	19	0.48%	$1,204,547.97	0.29%
Unavailable	447	11.38%	$43,546,074.80	10.64%
Total	3,927	100.00%	$409,371,086.82	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	3,792	96.56%	$390,541,285.62	95.40%
Investment	67	1.71%	$10,197,195.82	2.49%
Second Home	17	0.43%	$2,572,822.00	0.63%
Unknown	51	1.30%	$6,059,783.38	1.48%
Total	3,927	100.00%	$409,371,086.82	100.00%

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